Mirae Asset Discovery Funds

(the “Funds”)

Supplement dated March 23, 2021 to the Prospectus dated August 28, 2020

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Funds’ Prospectus dated August 28, 2020 (the “Prospectus”).

Under the “Distribution and Services Fees” section of the Prospectus, the “Other Fund Payments” subsection on page 30 is deleted in its entirety and replaced with the following:

Other Fund Payments

In addition, the Funds may pay fees to Service Organizations for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These payments may be made in addition to fees paid to the Service Organizations by the Distributor pursuant to the Plans. These Service Organizations also may be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds. These payments are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (ii) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

Class I Shares may also be available on brokerage platforms of firms that have agreements with the Funds to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Class I Shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.